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Notice of New Cannabis Product ID	Licence ID	Brand Name	Class of cannabis	Date of Expected Sale	Date Submitted	Status
NP-QVQDFCOPQ6	LIC-4K13KNGYVQ-2019-18	Time Release THC+CBD Delivery Topical Relief Cream	Cannabis topical	2022-03-18	2022-01-17	Submitted

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Notice of New Cannabis Product ID	Licence ID	Brand Name	Class of cannabis	Date of Expected Sale	Actions
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Notice of New Cannabis Product ID	Licence ID	Brand Name	Class of cannabis	Date of Expected Sale	Date Submitted	Status
NP-V2EHUWO907	LIC-4K13KNGYVQ-2019-18	Time Release THC+CBD Delivery Topical Relief	Cannabis topical	2022-03-21	2022-01-20	Submitted

Government of Canada Gouvernement du Canada

Create Notice of New Cannabis Product

* This symbol means the answer is required to save.

*** Licence ID**

LIC-4K13KNGYVQ-2019-18

Company Product identifier(s), if applicable (can include multiple, separated by commas)

*** Brand Name**

Time Release THC+CBD Delivery Topical Relief Cream

*** Pending licence amendment to authorize for sale?**

No

*** Date of Expected Sale**

03/21/2022

*** Class of cannabis**

Cannabis topical

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Notice of New Cannabis Product - Description

Notice of New Cannabis Product ID: NP-V2EHUWO907

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*** Intended Use**

Body

*** Cannabis Product Form**

Cream/Lotion

*** Accessory that contains cannabis**

Yes

*** Describe accessory that contains cannabis**

The cannabis topical is contained within a consolidated bottle with a pump attachment. The pump dispenses 0.5 grams of the cannabis topical cream per pump.

*** Describe the net weight or volume and number of units per immediate container**

Net weight of 25 grams of cream per immediate container.

Cannabinoids

THC (Tetrahydrocannabinol)

*** Unit**

mg/unit

THC (excluding THCA)

* Quantity

350

Total THC (including THCA)

* Quantity

350

CBD (Cannabidiol)

*** Unit**

mg/unit

CBD (excluding CBDA)

* Quantity

50

Total CBD (including CBDA)

* Quantity

50

Additional Cannabinoids

Cannabinoid	Unit	Quantity	Actions
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Cannabinoid

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Ingredients

Ingredients as per label

Water, Emulsifying Wax NF, Cyclopentasiloxane, Ethylhexyl Stearate, Sorbitol, Glycerin, Cannabis Sativa Flower Extract, Phenoxyethanol Propylene Glycol, Disodium EDTA, Ethylhexylglycerin, Dromiceius (Emu Oil), Aloe Barbadensis Leaf Juice, Tocopheryl Acetate, Liquigel (Acrylamide/sodium Acryloydimethyltaurate, Isohexadecane, Polysorbate 80, Hydro Swelling Droplet Polymer Complex, Water), Menthol

Restricted Ingredients

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Ingredient

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Additional Information

*** Anything else that significantly distinguishes the product?**

No

*** Sensory attributes such as flavour, scent, colour or shape**

Light brown in colour with menthol scent.

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Notice of New Cannabis Product - Documentation

Notice of New Cannabis Product ID: NP-V2EHUWO907

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Provide documents or images (up to 10) to help support the submission of a new cannabis product notice. Once attached, please remember to upload your document by clicking on the upload button ( ).

Documentation

Maximum document size is 10 MB. Maximum number of documents is 10.

Accepted file types are: .doc,.docx,.odt,.pages,.rtf,.csv,.txt,.wps,.pps,.ppt,.pptx,.bmp,.gif,.jpg,.png,.psd,.pdf,.xlr,.xls, .xlsx

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Document Name	Upload Date	Actions
Hourglass - Bottle Front Shot .jpg	2022-01-20	
Hourglass - Bottle Front Shot 2.jpg	2022-01-20	

Document Name	Upload Date	Actions
Hourglass - Bottle Side Shot .jpg	2022-01-20	
Hourglass - Cream.jpg	2022-01-20	
Hourglass - Front of Outer Box with Front of Bottle sitting adjacent.jpg	2022-01-20	
Hourglass - Front of Outer Box with Open Lid.jpg	2022-01-20	
Hourglass - Front of Outer Box with side view.jpg	2022-01-20	
Hourglass - Front of Outer box with Bottle Slightly Up.jpg	2022-01-20	
Hourglass - Rear of Outer Box with side view.jpg	2022-01-20	
Hourglass Side of Outer Box with lid open and partial view of bottle.jpg	2022-01-20	

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Government of Canada Gouvernement du Canada

Notice of New Cannabis Product - Submission

Notice of New Cannabis Product ID: NP-V2EHUWO907

Attestation

I hereby attest that all of the information provided in this report is correct and complete, to the best of my knowledge.

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Template | **Legend**

	NNCP Input Template		Drop down list	Additional entry required	Do not enter	Rec
	Required	Required	Required	Required	Required	Rec
NNCP ID	Brand name, Product Name, Size	Date of Expected Sale	Class of Cannabis	Intended Use	If other, describe	
NP-V2EHUWO907	Time Release THC+CBD Delivery Topical Relief Cream	3/21/22	Cannabis Topical	Body		Cre